UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2009 (February 10, 2009)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-15339	52-2183153
(State or other jurisdiction	(Commission file number)	(IRS employer identification
of incorporation)		number)

199 Benson Road, Middlebury, Connecticut		06749
(Address of principal executive offices)		(Zip Code)

(203) 573-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

On February 10, 2009, Chemtura Corporation announced a summary of recent strides to improve liquidity as well as its strategy to weather the current economic climate as a viable, strong competitor in the specialty chemicals marketplace.  The announcement included unaudited sales by business segment for the fourth quarter and full year of 2008, as contained in Exhibit 99.1, which is incorporated into this Item 2.02 by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Exhibit Description

99.1	Chemtura Press Release dated February 10, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)

		By:	/s/	James R. Sanislow
		Name:		James R. Sanislow
		Title:		Assistant Secretary

Date:	February 11, 2009

Exhibits

Exhibit Number	Exhibit Description

99.1	Chemtura Press Release dated February 10, 2009